BUSINESS COMBINATIONS	12 Months Ended
Dec. 31, 2011
BUSINESS COMBINATIONS
20	BUSINESS COMBINATIONS

Acquisition of Huatian Star

On December 20, 2011, 7 Days Four Seasons entered into an agreement with shareholders of Hunan Huatian Star Hotel Management Ltd. (“Huatian Star”) to acquire 100% equity interest of Huatian Star in exchange for a consideration of RMB136.0 million in cash.

Huatian Star is incorporated in the PRC and is engaged in the business of operating economy hotel. The acquisition allows the Group to expand its presence in the 12 cities which Huatian Star currently has operations and to enhance the Group’s market share in those local markets.

The acquisition was consummated on December 31, 2011, which is the date 7 Days Four Seasons obtained a 100% controlling financial interests in Huatian Star and all conditions of the acquisition, including obtaining government approvals and the transfer of the business registration, were met or obtained.

This acquisition transaction was accounted for under the acquisition method in accordance with ASC Topic 805, Business Combinations, and resulted in Huatian Star becoming a consolidated subsidiary of the Company.

The following table summarizes the fair value of the assets acquired and liabilities assumed in Huatian Star at the date of acquisition.

RMB
Consideration
Cash	136,000

Recognized amounts of identifiable assets acquired and liabilities assumed
Cash	1,366
Accounts receivable	111
Other prepaid expense and current assets	5,851
Hotel supplies	3,142
Property and equipment	83,232
Intangible assets	29,629
Deferred tax assets	7,659
Accounts payable	(12,222)
Accrued expense and other payables	(27,895)
Unfavorable lease contract liability	(7,812)
Deferred tax liabilities	(7,407)
Total identifiable assets acquired and liabilities assumed	75,654

Goodwill	60,346
Total	136,000

The goodwill resulting from this transaction is primarily attributed to the synergies and economics of scale anticipated to be achieved from combining the operations of the Group and Huatian Star. Goodwill is allocated to the enterprise level. None of the goodwill is expected to be deductible for income tax purpose.

Acquisition related costs were minimal and included in the general and administrative expenses.

Unaudited Pro Forma Financial Information

The following unaudited pro forma financial information presents the consolidated results of operation of the Company as if the acquisitions of Huatian Star had been completed on January 1, 2010. The unaudited pro forma financial information is supplemental information only and is not necessarily indicative of the Company’s consolidated results of operations actually would have been had the acquisition been completed on January 1, 2010. In addition, the unaudited pro forma financial information does not attempt to project the future consolidated results of operations of the Company after the acquisition.

	Year ended December 31 ,
	2010	2011
	RMB	RMB

Revenues	1,570,846	2,103,265

Net income	98,619	113,441

Basic earnings per ordinary share	0.66	0.76

Diluted earnings per ordinary share	0.66	0.75